United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number: 811-00134

                    AllianceBernstein Balanced Shares, Inc.
               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                              Edmund P. Bergan, Jr.
                        Alliance Capital Management, L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672


                     Date of fiscal year end: July 31, 2003

                     Date of reporting period: July 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] AllianceBernstein(SM)
       Investment Research and Management

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------
Asset Allocation                                    Annual Report--July 31, 2003
--------------------------------------------------------------------------------

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commision's web site at http://www.sec.gov, or by calling Alliance Capital at (800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

September 30, 2003

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Balanced Shares (the "Fund") for the annual reporting period ended July 31, 2003.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks, the Standard and Poor's (S&P) 500 Stock Index, the Lehman Brothers (LB) Government/Credit Bond Index, the Salomon Brothers 1-Year Treasury Bond Index and a 60%/25%/15% composite benchmark of all three indices for the six- and 12-month periods ended July 31, 2003. We also compare the Fund's performance to the Lipper Balanced Funds Average, which measures a group of funds with similar characteristics to AllianceBernstein Balanced Shares.

INVESTMENT RESULTS*
Periods Ended July 31, 2003
                                                        ------------------------
                                                                 Returns
                                                        ------------------------
                                                        6 Months       12 Months
--------------------------------------------------------------------------------
AllianceBernstein
Balanced Shares
--------------------------------------------------------------------------------
     Class A                                              12.80%          12.29%
--------------------------------------------------------------------------------
     Class B                                              12.42%          11.44%
--------------------------------------------------------------------------------
     Class C                                              12.37%          11.49%
--------------------------------------------------------------------------------
Lipper
Balanced
Funds
Average                                                   10.38%           8.21%
--------------------------------------------------------------------------------
S&P 500
Stock Index                                               16.78%          10.64%
--------------------------------------------------------------------------------
Lehman
Brothers
Government/
Credit Bond
Index                                                      0.82%           7.12%
--------------------------------------------------------------------------------
Salomon Brothers
1-Year Treasury
Bond Index                                                 0.73%           2.00%
--------------------------------------------------------------------------------
Composite
Benchmark:
60% S&P 500
Stock Index /
25% Lehman
Brothers
Government/
Credit Bond
Index / 15%
Salomon
Brothers
1-Year
Treasury
Bond Index                                                10.24%           9.02%
--------------------------------------------------------------------------------

* The Fund's investment results are for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2003. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses charged to this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN BALANCED SHARES o 1

      The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses. The Lipper Balanced Funds Average reflects the performance of 538 funds for the six-month period and 502 funds for the 12-month period ended July 31, 2003. These funds have generally similar investment objectives to AllianceBernstein Balanced Shares, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Balanced Shares.

      Additional investment results appear on page 6.

The Fund outperformed its composite benchmark, a blend of 60% S&P 500 Stock Index, 25% Lehman Brothers Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index, over the six- and 12-month periods ended July 31, 2003. The Fund also outperformed its peer group, represented by the Lipper Balanced Funds Average, for the same time periods.

The Fund's equity performance was helped by an overweighted position in technology stocks, which rallied into the first half of calendar year of 2003. Performance was also aided by a rebound in holdings that had been large underperformers in 2002. J.P. Morgan Chase, Citigroup, Juniper Networks and Veritas Software were the largest contributors to performance while Tenet Healthcare, Micron Technology, Schering-Plough and Household International were the largest detractors.

The Fund's fixed income allocation outperformed primarily due to its overweight position in corporate bonds and the industry/issuer allocation within the corporate sector. The Fund's fixed income portion remained meaningfully overweight in the telecommunications sector during the year-to-date credit recovery, which also positively contributed to overall performance. The Fund's modest allocation to high yield further supported performance.

Market Overview and Investment Strategy

The equity portion of the portfolio's performance during the year was aided by the gradual resolution of corporate scandals, receding geopolitical concerns and a more stable economic outlook. Somewhat better than expected earnings reports, primarily in the first half of 2003, provided further support for the U.S. stock market's recent rally.

The equity portion of the Fund's investment discipline is largely focused on stock picking (as opposed to sector rotation), and our proprietary valuation work suggested to us that the most


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN BALANCED SHARES
attractive stocks were largely centered in the areas of technology and health care. Thus, we maintained overweighted positions in these two areas throughout the period. Conversely, we maintained underweighted positions in financial and utility stocks as our research showed that there were fewer investment opportunities in these two areas of the market.

In the fixed income market, volatile interest rates during the past year, particularly through the latter part of the reporting period, impacted returns. Given the sluggish economic recovery, the U.S. Federal Reserve kept the market looking for more monetary easing, which it provided in June, cutting rates another 25 basis points to 1%. This helped accelerate the market rally that began in the spring, taking weighted-average Treasury yields to below 2.6%, down from 3.3% in April. The sharp economic and market recovery that seemed to develop coincident with the Fed's June rate cut shook up the bond market. By the end of July, weighted-average Treasury yields had moved all the way back to 3.5%. The yield curve steepened dramatically in the process.

Year-to-date, corporate bonds outperformed like-duration government debt by the largest amount since 1991. The outperformance of credit was driven by improving corporate credit fundamentals and record low yields which forced investors to seek higher yields. The best performing sectors were those that had been subject to substantial credit stress and corporate governance fears during 2001 and 2002, namely, telecom, cable/media and utilities stocks. Travel-related sectors also performed well, recovering slowly from weak business spending and geopolitical events.


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN BALANCED SHARES o 3

                                                              Performance Update
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN BALANCED SHARES
Growth of a $10,000 Investment
7/31/93 To 7/31/03

S&P 500 Stock Index: $26,592

Composite: $23,903

AllianceBernstein Balanced Shares Class A: $22,908

LB Gov't/Credit Bond Index: $19,357

SB 1-Year Treasury Bond Index: $16,646

           AllianceBernstein
            Balanced Shares      Composite        S&P 500        LB Government/    SB 1-Year Treasury
                Class A          Benchmark      Stock Index     Credit Bond Index       Bond Index
7/31/93         $ 9,575           $10,000         $10,000           $10,000             $10,000
7/31/94         $ 9,567           $10,350         $10,515           $ 9,987             $10,292
7/31/95         $11,097           $12,332         $13,256           $10,998             $10,963
7/31/96         $11,677           $13,823         $15,451           $11,582             $11,575
7/31/97         $15,584           $18,656         $23,502           $12,832             $12,344
7/31/98         $17,920           $21,353         $28,039           $13,867             $13,048
7/31/99         $19,971           $24,233         $33,704           $14,190             $13,732
7/31/00         $21,213           $26,071         $36,726           $15,001             $14,438
7/31/01         $23,424           $24,973         $31,466           $16,907             $15,596
7/31/02         $20,401           $22,037         $24,035           $18,071             $16,319
7/31/03         $22,908           $23,903         $26,592           $19,357             $16,646


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Balanced Shares (from 7/31/93 to 7/31/03) as compared to the performance of an appropriate composite and indices. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The composite benchmark is comprised of 60% Standard & Poor's (S&P) 500 Stock Index, 25% Lehman Brothers (LB) Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses.

When comparing AllianceBernstein Balanced Shares to the composite and indices shown above, you should note that no sales charges are reflected in the performance of the composite or the individual indices. An investor cannot invest directly in a composite or an index, and its results are not indicative of any specific investment, including AllianceBernstein Balanced Shares.


--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                               Portfolio Summary
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
July 31, 2003

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $1,269.8
6/8/32
Class B Shares
2/4/91
Class C Shares
5/3/93

SECURITY BREAKDOWN

     64.5% Common Stock
     11.0% Corporate Bond
      9.3% U.S. Treasury Securities
      6.4% Federal National Mortgage Association          [PIE CHART OMITTED]
      0.4% Sovereign Debt
      0.1% Yankee Bond

      8.3% Short-Term

All data as of July 31, 2003. The Fund's security breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN BALANCED SHARES o 5

Investment Results
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL RETURNS AS OF JULY 31, 2003

Class A Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
                       1 Year                12.29%                  7.51%
                      5 Years                 5.04%                  4.13%
                     10 Years                 9.11%                  8.64%

Class B Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
                       1 Year                11.44%                  7.44%
                      5 Years                 4.26%                  4.26%
                     10 Years(a)              8.44%                  8.44%

Class C Shares
--------------------------------------------------------------------------------
                                      Without Sales Charge     With Sales Charge
                       1 Year                11.49%                 10.49%
                      5 Years                 4.27%                  4.27%
                     10 Years                 8.30%                  8.30%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2003)

                                     Class A           Class B          Class C
--------------------------------------------------------------------------------
                       1 Year         3.69%             3.46%            6.51%
                      5 Years         4.00%             4.11%            4.16%
                     10 Years         8.65%             8.45%(a)         8.31%

The Fund's investment results represent average annual returns. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                            Ten Largest Holdings
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS
July 31, 2003

                                                                      Percent of
Company                                                   Value       Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes                                $ 97,029,566             7.6%
--------------------------------------------------------------------------------
Federal National Mortgage Association
   (Common and Debt)                                 94,508,168             7.4
--------------------------------------------------------------------------------
Citigroup, Inc. (Common and Debt)                    43,053,859             3.4
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                              41,702,490             3.3
--------------------------------------------------------------------------------
American International Group, Inc.                   33,801,300             2.7
--------------------------------------------------------------------------------
Bank One Corp. (Common and Debt)                     29,957,302             2.4
--------------------------------------------------------------------------------
Bank of America Corp.                                29,273,130             2.3
--------------------------------------------------------------------------------
ConocoPhillips (Common and Debt)                     25,948,598             2.0
--------------------------------------------------------------------------------
Pfizer, Inc.                                         25,463,688             2.0
--------------------------------------------------------------------------------
U.S. Treasury Bonds                                  25,259,594             2.0
--------------------------------------------------------------------------------
                                                   $445,997,695            35.1%


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN BALANCED SHARES o 7

Portfolio of Investments
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2003

Company                                                 Shares             Value
--------------------------------------------------------------------------------

COMMON STOCKS & OTHER INVESTMENTS-66.4%

Finance-20.0%
Banking - Money Centers-8.9%
Bank of America Corp. .......................          354,525      $ 29,273,130
Citigroup, Inc. .............................          921,094        41,265,011
J.P. Morgan Chase & Co. .....................        1,189,800        41,702,490
Royal Bank of Scotland Group Plc pfd.
   (United Kingdom)(a) ......................           50,000         1,167,500
                                                                    ------------
                                                                     113,408,131
                                                                    ------------
Banking - Regional-2.3%
Bank One Corp. ..............................          733,300        29,009,348
                                                                    ------------

Brokerage & Money Management-2.3%
Merrill Lynch & Co., Inc. ...................          358,500        19,491,645
Morgan Stanley ..............................          202,000         9,582,880
                                                                    ------------
                                                                      29,074,525
                                                                    ------------
Insurance-4.5%
ACE, Ltd. (Bermuda) .........................          455,000        15,010,450
American International Group, Inc. ..........          526,500        33,801,300
Metlife, Inc. ...............................          293,500         8,135,820
                                                                    ------------
                                                                      56,947,570
                                                                    ------------
Mortgage Banking-1.4%
Fannie Mae ..................................          174,000        11,142,960
PMI Group, Inc. .............................           92,400         3,061,212
Washington Mutual, Inc. .....................           76,300         3,012,324
                                                                    ------------
                                                                      17,216,496
                                                                    ------------
Miscellaneous-0.6%
MBNA Corp. ..................................          349,980         7,801,054
                                                                    ------------
                                                                     253,457,124
                                                                    ------------
Health Care-8.5%
Biotechnology-0.3%
Cephalon, Inc.(a) ...........................           72,000         3,598,560
                                                                    ------------

Drugs-4.4%
King Pharmaceuticals, Inc.(a) ...............          282,000         4,246,920
Pfizer, Inc. ................................          763,300        25,463,688
Schering-Plough Corp. .......................          221,200         3,755,976
Wyeth .......................................          491,500        22,402,570
                                                                    ------------
                                                                      55,869,154
                                                                    ------------
Medical Products-0.8%
Alcon, Inc. (Switzerland) ...................          109,500         5,581,215
Johnson & Johnson ...........................           96,400         4,992,556
                                                                    ------------
                                                                      10,573,771
                                                                    ------------


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Medical Services-3.0%
Cardinal Health, Inc. .......................           96,500      $  5,283,375
HCA, Inc. ...................................          322,000        11,350,500
Tenet Healthcare Corp.(a) ...................          425,400         5,862,012
WellPoint Health Networks, Inc.(a) ..........          188,000        15,726,200
                                                                    ------------
                                                                      38,222,087
                                                                    ------------
                                                                     108,263,572
                                                                    ------------
Consumer Services-7.3%
Broadcasting & Cable-4.4%
AOL Time Warner, Inc.(a) ....................          258,000         3,980,940
Comcast Corp. Cl.A(a) .......................          470,406        14,262,710
Comcast Corp. Cl.A Special(a) ...............          306,000         8,965,800
Cox Communications, Inc. Cl.A(a) ............          197,700         6,284,883
United Pan Europe warrants, expiring 2/01/09
   (Netherlands)(a) .........................              971                 0
United Pan Europe Cl.A pfd. (Netherlands)(a)                 2             1,480
Viacom, Inc. Cl.B(a) ........................          387,800        16,877,056
Westwood One, Inc.(a) .......................          175,100         5,347,554
                                                                    ------------
                                                                      55,720,423
                                                                    ------------
Cellular Communications-0.2%
Nextel Communications, Inc.(a) ..............          147,800         2,698,828
                                                                    ------------

Entertainment & Leisure-1.4%
Carnival Corp. (Panama) .....................          419,800        14,403,338
Harley-Davidson, Inc. .......................           64,000         3,000,320
                                                                    ------------
                                                                      17,403,658
                                                                    ------------
Restaurants & Lodging-0.4%
McDonald's Corp. ............................          222,800         5,126,628
                                                                    ------------

Retail - General Merchandise-0.9%
J. C. Penney Co., Inc. (Holding Company) ....          123,300         2,290,914
Ross Stores, Inc. ...........................           82,600         3,774,820
The Home Depot, Inc. ........................          185,500         5,787,600
                                                                    ------------
                                                                      11,853,334
                                                                    ------------
                                                                      92,802,871
                                                                    ------------
Energy-7.0%
Domestic Integrated-0.2%
Occidental Petroleum Corp. ..................           99,000         3,236,310
                                                                    ------------

Domestic Producers-0.6%
Kerr-McGee Corp. ............................          173,600         7,638,400
                                                                    ------------

International-3.9%
BP Plc (ADR) (United Kingdom) ...............          334,700        13,906,785
ChevronTexaco Corp. .........................          184,000        13,268,240
ENI SpA (ADR) (Italy) .......................           94,200         6,919,932
Exxon Mobil Corp. ...........................          423,900        15,082,362
                                                                    ------------
                                                                      49,177,319
                                                                    ------------


--------------------------------------------------------------------------------
                                           ALLIANCEBERNSTEIN BALANCED SHARES o 9

Portfolio of Investments
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Oil Service-0.3%
Nabors Industries, Ltd. (Barbados)(a) .......          122,900      $  4,399,820
                                                                    ------------

Miscellaneous-2.0%
ConocoPhillips ..............................          479,000        25,070,860
                                                                    ------------
                                                                      89,522,709
                                                                    ------------
Technology-6.5%
Communication Equipment-2.0%
Juniper Networks, Inc.(a) ...................          897,300        12,948,039
Lucent Technologies, Inc.(a) ................        2,328,000         4,097,280
Lucent Technologies, Inc. pfd.(a)(b) ........           79,500         8,009,625
                                                                    ------------
                                                                      25,054,944
                                                                    ------------
Computer Hardware/Storage-0.8%
Hewlett-Packard Co. .........................          448,000         9,484,160
                                                                    ------------

Computer Services-1.0%
First Data Corp. ............................          343,700        12,978,112
                                                                    ------------

Contract Manufacturing-0.3%
Solectron Corp.(a) ..........................          843,000         4,307,730
                                                                    ------------

Semi-Conductor Components-0.8%
Altera Corp.(a) .............................           71,900         1,383,356
Intersil Corp. Cl.A(a) ......................          248,000         6,115,680
Marvell Technology Group, Ltd. (Bermuda)(a)..           68,200         2,397,912
                                                                    ------------
                                                                       9,896,948
                                                                    ------------
Software-1.6%
Microsoft Corp. .............................          317,200         8,374,080
VERITAS Software Corp.(a) ...................          396,200        12,202,960
                                                                    ------------
                                                                      20,577,040
                                                                    ------------
                                                                      82,298,934
                                                                    ------------
Consumer Staples-4.9%
Beverages-1.2%
Anheuser-Busch Cos., Inc. ...................          285,100        14,773,882
                                                                    ------------

Cosmetics-1.0%
Avon Products, Inc. .........................          199,240        12,430,583
                                                                    ------------

Household Products-1.3%
Colgate-Palmolive Co. .......................          151,300         8,260,980
The Procter & Gamble Co. ....................           91,300         8,022,531
                                                                    ------------
                                                                      16,283,511
                                                                    ------------
Tobacco-1.3%
Altria Group, Inc. ..........................          416,800        16,676,168
                                                                    ------------

Miscellaneous-0.1%
Fortune Brands, Inc. ........................           32,100         1,785,081
                                                                    ------------
                                                                      61,949,225
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Utilities-4.8%
Electric & Gas Utility-2.5%
Consolidated Edison, Inc. ...................           80,300      $  3,188,713
Constellation Energy Group ..................          288,000         9,619,200
DTE Energy Trust I pfd. .....................           60,000         1,599,378
Entergy Corp. ...............................          164,000         8,447,640
Exelon Corp. ................................           81,000         4,655,070
PPL Corp. ...................................          100,300         3,970,877
                                                                    ------------
                                                                      31,480,878
                                                                    ------------
Telephone Utility-2.3%
AT&T Corp. ..................................          204,600         4,349,796
SBC Communications, Inc. ....................          323,000         7,545,280
Sprint Corp. ................................          577,400         8,152,888
Verizon Communications, Inc. ................          286,300         9,980,418
                                                                    ------------
                                                                      30,028,382
                                                                    ------------
                                                                      61,509,260
                                                                    ------------
Transportation-2.5%
Railroad-2.5%
Burlington Northern Santa Fe Corp. ..........          294,200         8,108,152
Union Pacific Corp. .........................          381,100        23,224,234
                                                                    ------------
                                                                      31,332,386
                                                                    ------------
Basic Industry-1.7%
Chemicals-1.4%
E.I. du Pont de Nemours & Co. ...............          255,500        11,226,670
Lyondell Chemical Co. .......................          411,500         6,160,155
                                                                    ------------
                                                                      17,386,825
                                                                    ------------
Containers-0.0%
Ball Corp. ..................................            8,500           422,450
                                                                    ------------

Mining & Metals-0.3%
Alcoa, Inc. .................................          162,000         4,498,740
                                                                    ------------
                                                                      22,308,015
                                                                    ------------
Capital Goods-1.5%
Electrical Equipment-0.7%
Johnson Controls, Inc. ......................           85,700         8,279,477
                                                                    ------------

Miscellaneous-0.8%
United Technologies Corp. ...................          139,600        10,502,108
                                                                    ------------
                                                                      18,781,585
                                                                    ------------
Consumer Manufacturing-0.7%
Building & Related-0.7%
American Standard Cos., Inc.(a) .............           79,000         6,035,600
Mohawk Industries, Inc.(a) ..................           38,000         2,561,580
                                                                    ------------
                                                                       8,597,180
                                                                    ------------
Multi-Industry Companies-0.5%
Tyco International, Ltd. ....................          315,497         5,868,244
                                                                    ------------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 11

Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Shares or
                                                           Principal
                                                              Amount
Company                                                        (000)                Value
-----------------------------------------------------------------------------------------
Aerospace & Defense-0.4%
Aerospace-0.4%
Goodrich Corp. ................................              227,100       $    5,223,300
                                                                           --------------

Automotive-0.1%
Ford Motor Co. Capital Trust II pfd. ..........               30,000            1,309,500
                                                                           --------------

Total Common Stocks & Other Investments
   (cost $757,779,655) ........................                               843,223,905
                                                                           --------------

Debt Obligations-28.1%
U.S. Government & Agency Obligations-16.2%
Federal National Mortgage Association
   5.00%, 1/15/07 .............................      $        16,000           17,029,040
   6.50%, TBA .................................               51,000           52,856,640
   6.625%, 10/15/07 ...........................               12,000           13,479,528
U.S. Treasury Bonds
   5.375%, 2/15/31 ............................                  850              846,016
   6.25%, 8/15/23 .............................                3,400            3,734,159
   8.125%, 8/15/19 ............................                3,815            5,005,699
   9.875%, 11/15/15 ...........................                1,000            1,464,610
   11.25%, 2/15/15 ............................                9,000           14,209,110
U.S. Treasury Notes
   3.50%, 1/15/11 .............................               17,924           19,562,881
   3.625%, 1/15/08 ............................               16,130           17,616,752
   3.625%, 5/15/13 ............................                6,390            5,963,672
   5.625%, 5/15/08 ............................               20,900           23,063,485
   6.00%, 8/15/09 .............................                2,250            2,527,472
   6.125%, 8/15/07 ............................               23,000           25,787,853
   7.50%, 2/15/05 .............................                2,300            2,507,451
                                                                           --------------

Total U.S. Government & Agency Obligations
   (cost $196,496,131) ........................                               205,654,368
                                                                           --------------
Corporate Debt Obligations-11.3%
Aerospace - Defense-0.1%
Northrop Grumman Corp.
   7.125%, 2/15/11 ............................                1,275            1,437,055
                                                                           --------------

Agriculture-0.0%
Case New Holland, Inc.
   9.25%, 8/01/11(b) ..........................                  400              389,924
                                                                           --------------

Automotive-0.5%
Ford Motor Credit Co.
   7.875%, 6/15/10 ............................                  400              412,704
General Motors Acceptance Corp.
   6.125%, 8/28/07 ............................                3,500            3,588,928
General Motors Corp.
   8.375%, 7/15/33 ............................                2,700            2,529,349
                                                                           --------------
                                                                                6,530,981
                                                                           --------------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
Company                                                        (000)                Value
-----------------------------------------------------------------------------------------
Banking-2.2%
Abbey National Capital Trust I pfd.
   8.963%, 6/30/30 ............................      $           875       $    1,136,266
Bank One Corp.
   7.875%, 8/01/10 ............................                  800              947,954
Barclays Bank Plc (United Kingdom)
   8.55%, 9/29/49(b) ..........................                1,000            1,206,880
Bayerische Hypo-und Vereinsbank AG (Germany)
   8.741%, 6/30/31(b) .........................                  850              864,298
BB&T Corp.
   6.50%, 8/01/11 .............................                1,000            1,100,867
BNP Paribas
   5.125%, 1/15/15(b) .........................                1,200            1,166,576
Chase Manhattan Corp.
   7.00%, 11/15/09 ............................                1,000            1,112,554
Citicorp
   6.375%, 11/15/08 ...........................                  500              552,979
Citigroup, Inc.
   5.625%, 8/27/12 ............................                1,750            1,788,848
DBS Group Holdings, Ltd.
   7.125%, 5/15/11(b) .........................                1,500            1,698,000
Dresdner Funding Trust I
   8.151%, 6/30/31(b) .........................                  850              861,036
First Massachusetts Bank
   7.625%, 6/15/11 ............................                  800              910,283
First Union Capital II
   7.95%, 11/15/29 ............................                1,350            1,551,528
First Union Corp.
   7.80%, 8/18/10 .............................                  850            1,001,862
HSBC Capital Funding LP (United Kingdom)
   10.176%, 12/31/49(b) .......................                2,500            3,543,600
Ing Capital Funding Trust III
   8.439%, 12/31/49 ...........................                2,000            2,373,678
Sanwa Bank, Ltd.
   7.40%, 6/15/11 .............................                  800              844,778
Scotland International Finance II (Netherlands)
   4.25%, 5/23/13(b) ..........................                1,250            1,158,002
UFJ Finance Aruba AEC
   6.75%, 7/15/13 .............................                  800              775,754
US Bancorp
   7.50%, 6/01/26 .............................                2,025            2,282,215
Zions Financial Corp.
   6.95%, 5/15/11 .............................                  800              872,352
                                                                           --------------
                                                                               27,750,310
                                                                           --------------
Broadcasting/Media-0.2%
AT&T Corp.- Liberty Media Group
   8.25%, 2/01/30 .............................                1,250            1,286,949
Time Warner Entertainment Co.
   8.375%, 3/15/23 ............................                1,625            1,876,485
                                                                           --------------
                                                                                3,163,434
                                                                           --------------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 13

Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
Company                                                        (000)                Value
-----------------------------------------------------------------------------------------
Building/Real Estate-0.1%
Beazer Homes USA, Inc.
   8.375%, 4/15/12 ............................      $           400       $      428,000
CRH America, Inc.
   6.95%, 3/15/12 .............................                  750              824,551
Meritage Corp.
   9.75%, 6/01/11 .............................                  400              436,000
                                                                           --------------
                                                                                1,688,551
                                                                           --------------
Cable-0.2%
Cox Communications, Inc.
   7.75%, 11/01/10 ............................                  850              982,319
EchoStar DBS Corp.
   9.125%, 1/15/09 ............................                  800              882,000
Rogers Cable, Inc. (Canada)
   6.25%, 6/15/13(b) ..........................                1,000              965,000
                                                                           --------------
                                                                                2,829,319
                                                                           --------------
Chemicals-0.1%
Praxair, Inc.
   6.375%, 4/01/12 ............................                  750              824,159
                                                                           --------------

Communications-0.7%
Cox Enterprises, Inc.
   4.375%, 5/01/08(b) .........................                1,000              999,076
KPN NV (Netherlands)
   8.375%, 10/01/30 ...........................                2,500            2,984,450
Qwest Capital Funding, Inc.
   5.875%, 8/03/04 ............................                1,675            1,582,875
Sprint Capital Corp.
   6.875%, 11/15/28 ...........................                1,700            1,530,697
Telstra Corp., Ltd.
   6.375%, 4/01/12 ............................                1,000            1,073,912
                                                                           --------------
                                                                                8,171,010
                                                                           --------------
Communications - Fixed-0.5%
British Telecommunications Plc
   8.875%, 12/15/30 ...........................                4,650            5,731,915
Qwest Services Corp.
   13.50%, 12/15/10(b) ........................                  725              783,000
                                                                           --------------
                                                                                6,514,915
                                                                           --------------
Communications - Mobile-0.6%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11 ............................                2,000            2,255,472
   8.75%, 3/01/31 .............................                2,000            2,312,820
PTC International Finance II, SA (Luxembourg)
   11.25%, 12/01/09 ...........................                1,250            1,381,250
TELUS Corp. (Canada)
   7.50%, 6/01/07 .............................                  800              875,675
Tritel PCS, Inc.
   10.375%, 1/15/11 ...........................                  195              239,606
                                                                           --------------
                                                                                7,064,823
                                                                           --------------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
Company                                                        (000)                Value
-----------------------------------------------------------------------------------------
Containers-0.1%
Packaging Corp. of America
   4.375%, 8/01/08(b) .........................      $           800       $      788,285
                                                                           --------------

Electric & Gas Utility-0.1%
First Energy Corp.
   7.375%, 11/15/31 ...........................                1,000              976,090
                                                                           --------------

Energy-0.4%
Chesapeake Energy Corp.
   9.00%, 8/15/12 .............................                1,000            1,090,000
Conoco, Inc.
   5.90%, 4/15/04 .............................                  850              877,738
Devon Energy Corp.
   7.95%, 4/15/32 .............................                1,000            1,156,120
Petronas Capital, Ltd.
   7.00%, 5/22/12(b) ..........................                  850              934,778
                                                                           --------------
Union Pacific Resources Group, Inc.
   7.30%, 4/15/09 .............................                  850              960,455
XTO Energy, Inc.
   7.50%, 4/15/12 .............................                  400              434,000
                                                                           --------------
                                                                                5,453,091
                                                                           --------------
Financial-1.5%
CIT Group, Inc.
   7.375%, 4/02/07 ............................                2,000            2,242,568
Countrywide Funding Corp.
   4.25%, 12/19/07 ............................                1,500            1,523,552
Ford Motor Credit Co.
   7.375%, 2/01/11 ............................                2,350            2,333,242
General Electric Capital Corp.
   5.00%, 6/15/07 .............................                1,500            1,585,158
   5.875%, 2/15/12 ............................                1,250            1,312,099
Goldman Sachs Group, Inc.
   6.65%, 5/15/09 .............................                  800              898,769
Household Finance Corp.
   5.75%, 1/30/07 .............................                  800              864,670
   6.375%, 10/15/11 ...........................                1,100            1,177,203
   6.50%, 1/24/06 .............................                  425              463,800
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10 ............................                  850              987,720
Markel Capital Trust I Series B
   8.71%, 1/01/46 .............................                  800              792,000
MBNA America Bank
   7.125%, 11/15/12 ...........................                1,000            1,099,036
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09 .............................                1,000            1,075,579
Normandy Finance, Ltd.
   7.50%, 7/15/05(b) ..........................                1,500            1,575,000
Sovereign Real Estate Investor Trust pfd.
   12.00%, 8/29/49(b) .........................                  500              746,250
                                                                           --------------
                                                                               18,676,646
                                                                           --------------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 15

Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
Company                                                        (000)                Value
-----------------------------------------------------------------------------------------
Food/Beverage-0.1%
Fosters Fin Corp.
   6.875%, 6/15/11(b) .........................      $           800       $      893,930
Kellogg Co. Series B
   6.60%, 4/01/11 .............................                  700              776,123
                                                                           --------------
                                                                                1,670,053
                                                                           --------------
Healthcare-0.3%
HCA, Inc.
   6.25%, 2/15/13 .............................                1,600            1,516,990
Triad Hospitals, Inc. Series B
   8.75%, 5/01/09 .............................                1,000            1,070,000
UnitedHealth Group, Inc.
   4.875%, 4/01/13 ............................                1,250            1,218,909
                                                                           --------------
                                                                                3,805,899
                                                                           --------------
Industrial-0.5%
Cendant Corp.
   6.875%, 8/15/06 ............................                1,000            1,094,582
Continental Cablevision, Inc.
   9.00%, 9/01/08 .............................                1,700            2,027,162
General Motors Corp.
   7.20%, 1/15/11 .............................                  750              749,889
Tyco International Group, SA
   6.375%, 2/15/06 ............................                  220              227,700
   6.375%, 10/15/11 ...........................                  800              796,000
Waste Management, Inc.
   6.375%, 11/15/12 ...........................                1,500            1,560,502
                                                                           --------------
                                                                                6,455,835
                                                                           --------------
Insurance-0.1%
Mangrove Bay PassThru Trust pfd
   6.102%, 7/15/33(b) .........................                  800              755,120
                                                                           --------------

Municipal Obligation-0.2%
Dallas-Fort Worth Texas International
   7.07%, 11/01/24 ............................                2,000            2,148,380
                                                                           --------------

Non-Air Transportation-0.1%
Union Pacific Corp.
   6.625%, 2/01/29 ............................                1,700            1,735,960
                                                                           --------------

Paper/Packaging-0.2%
Domtar, Inc. (Canada)
   7.875%, 10/15/11 ...........................                  750              861,611
MeadWestvaco Corp.
   6.85%, 4/01/12 .............................                1,000            1,092,484
Owens-Brockway Glass
   8.875%, 2/15/09 ............................                  850              892,500
                                                                           --------------
                                                                                2,846,595
                                                                           --------------


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
Company                                                        (000)                Value
-----------------------------------------------------------------------------------------
Petroleum Products-0.1%
Amerada Hess Corp.
   7.30%, 8/15/31 .............................      $           850       $      866,872
Canadian Natural Resources, Ltd.
   6.70%, 7/15/11 .............................                  700              769,602
                                                                           --------------
                                                                                1,636,474
                                                                           --------------
Public Utilities - Electric & Gas-1.0%
American Electric Power Co., Inc. Series C
   5.375%, 3/15/10 ............................                1,200            1,223,244
CenterPoint Energy Resources Corp.
   7.875%, 4/01/13(b) .........................                1,300            1,415,329
Dominion Resources Capital Trust III
   8.40%, 1/15/31 .............................                  800              921,608
Dominion Resources, Inc.
   8.125%, 6/15/10 ............................                  850              997,314
DPL, Inc.
   8.25%, 3/01/07 .............................                1,000            1,110,733
Elwood Energy LLC
   8.159%, 7/05/26 ............................                  945              876,877
FPL Energy Virginia Funding Corp.
   7.52%, 6/30/19(b) ..........................                  584              613,086
Nevada Power Co.
   8.25%, 6/01/11 .............................                  800              828,000
Nisource Finance Corp.
   7.875%, 11/15/10 ...........................                1,000            1,153,624
Progress Energy, Inc.
   7.10%, 3/01/11 .............................                1,600            1,751,744
Xcel Energy, Inc.
   7.00%, 12/01/10 ............................                  775              844,585
Yorkshire Power
   8.25%, 2/15/05(b) ..........................                  850              913,261
                                                                           --------------
                                                                               12,649,405
                                                                           --------------
Public Utilities - Telephone-0.9%
New Jersey Bell Telephone
   8.00%, 6/01/22 .............................                1,500            1,700,817
Qwest Capital Funding, Inc.
   7.75%, 8/15/06 .............................                  255              223,125
Telefonos de Mexico SA de CV (Mexico)
   8.25%, 1/26/06 .............................                1,750            1,964,375
Verizon Maryland, Inc.
   6.125%, 3/01/12 ............................                4,500            4,769,429
Verizon New York, Inc.
   6.875%, 4/01/12 ............................                2,900            3,192,807
                                                                           --------------
                                                                               11,850,553
                                                                           --------------
Retail-0.0%
J.C. Penney & Co., Inc.
   7.60%, 4/01/07 .............................                  400              408,000
                                                                           --------------


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 17

Portfolio of Investments
--------------------------------------------------------------------------------

                                                           Principal
                                                              Amount
Company                                                        (000)                Value
-----------------------------------------------------------------------------------------
Service-0.1%
Allied Waste North America, Inc. Series B
   10.00%, 8/01/09 ............................      $           850       $      899,938
                                                                           --------------

Supermarket/Drug-0.3%
Delhaize America, Inc.
   7.375%, 4/15/06 ............................                2,000            2,060,000
Kroger Co.
   5.50%, 2/01/13 .............................                1,200            1,195,174
                                                                           --------------
                                                                                3,255,174
                                                                           --------------
Technology-0.1%
Computer Sciences Corp.
   5.00%, 2/15/13 .............................                  750              735,795
Electronic Data Systems Corp.
   6.00%, 8/01/13(b) ..........................                  800              749,840
                                                                           --------------
                                                                                1,485,635
                                                                           --------------
Total Corporate Debt Obligations
   (cost $135,235,786) ........................                               143,861,614
                                                                           --------------

Sovereign-0.4%
Republic of South Africa
   7.375%, 4/25/12 ............................                3,000            3,292,500
United Mexican States
   6.375%, 1/16/13 ............................                1,500            1,481,250
                                                                           --------------
   (cost $4,437,966) ..........................                                 4,773,750
                                                                           --------------
Yankee Bond-0.2%
Imperial Tobacco Overseas BV (Netherlands)
   7.125%, 4/01/09 ............................                1,000            1,093,367
Westpac Banking Corp. (Australia)
   4.625%, 6/01/18800 .........................                                   720,946
                                                                           --------------
   (cost $1,970,082) ..........................                                 1,814,313
                                                                           --------------
Total Debt Obligations
   (cost $338,139,965) ........................                               356,104,045
                                                                           --------------
Short-Term Investment-8.5%
Time Deposit-8.5%
State Street Euro Dollar
   0.50%, 8/01/03
   (cost $108,447,000) ........................              108,447          108,447,000
                                                                           --------------

Total Investments*-103.0%
   (cost $1,204,366,620) ......................                             1,307,774,950
Other assets less liabilities-(3.0%) ..........                               (38,018,140)
                                                                           --------------

Net Assets-100% ...............................                            $1,269,756,810
                                                                           ==============


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                        Portfolio of Investments
--------------------------------------------------------------------------------

*     SECURITIES LENDING INFORMATION

The Fund participates in a securities lending arrangement (see Note E) in which cash collateral is invested by the lending agent. Such investments, representing 28.4% of net assets, were as follows as of July 31, 2003:

                                                              Principal
                                               Current          Amount
Short-Term Investments                          Yield            (000)                Value
=================================            ===========      ===========         =============
Association Corporation 11/01/03                 1.14%              8,000         $   8,204,618
CC USA Prime 6/14/04                             1.06%             25,000            24,998,750
Cmsera 8/07/03                                   1.06%             16,250            16,243,301
Concord 8/05/03-8/11/03                       1.07%-1.15%          86,626            86,604,799
Federal Home Loan Bank 1/24/05                   1.40%             15,000            15,000,000
Federal Home Loan Mortgage Corp. 8/10/04         1.14%             25,000            25,000,000
Gotham Funding 8/01/03-8/04/03                1.08%-1.09%          75,938            75,903,242
NCNB Texas National 6/01/04                      1.17%              5,015             5,438,107
Wells Fargo Financial 5/03/04                    1.16%             14,050            14,684,916
                                                                                  -------------
                                                                                    272,077,733
                                                                 Shares
                                                               ==========
UBS Private Money Market Fund, LLC               1.02%         17,441,425            17,441,425
                                                                                  -------------
Total Short-Term Investments                                                      $ 289,519,158
                                                                                  -------------

(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transations exempt from registration, normally to qualified buyers. At July 31, 2003, the aggregate market value of these securities amount to $31,029,897 representing 2.4% of net assets.

      Glossary of Terms:

      ADR - American Depositary Receipt

      TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an appropriate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 19

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2003

Assets
Investments in securities, at value (cost $1,204,366,620) ..............      $ 1,307,774,950(a)
Cash ...................................................................                  191
Collateral held for securities loaned ..................................          289,594,250
Receivable for investment securities sold ..............................           39,017,754
Receivable for capital stock sold ......................................           11,459,331
Dividends and interest receivable ......................................            5,937,884
                                                                              ---------------
Total assets ...........................................................        1,653,784,360
                                                                              ---------------
Liabilities
Payable for collateral received on securities loaned ...................          289,594,250
Payable for investment securities purchased ............................           89,719,248
Payable for capital stock redeemed .....................................            2,906,959
Distribution fee payable ...............................................              664,913
Advisory fee payable ...................................................              517,900
Accrued expenses .......................................................              624,280
                                                                              ---------------
Total liabilities ......................................................          384,027,550
                                                                              ---------------
Net Assets .............................................................      $ 1,269,756,810
                                                                              ===============
Composition of Net Assets
Capital stock, at par ..................................................      $       893,941
Additional paid-in capital .............................................        1,280,211,218
Distributions in excess of net investment income .......................           (1,707,623)
Accumulated net realized loss on investment and
   foreign currency transactions .......................................         (113,039,115)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities .................          103,398,389
                                                                              ---------------
                                                                              $ 1,269,756,810
                                                                              ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($525,637,092 / 36,142,270 shares of capital stock
   issued and outstanding) .............................................               $14.54
Sales charge--4.25% of public offering price ...........................                  .65
                                                                                       ======
Maximum offering price .................................................               $15.19
                                                                                       ======
Class B Shares
Net asset value and offering price per share
   ($488,364,314 / 35,213,097 shares of capital stock
   issued and outstanding) .............................................               $13.87
                                                                                       ======
Class C Shares
Net asset value and offering price per share
   ($150,188,133 / 10,788,175 shares of capital stock
    issued and outstanding) ............................................               $13.92
                                                                                       ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($105,567,271 / 7,250,531 shares of capital stock
   issued and outstanding) .............................................               $14.56
                                                                                       ======

(a) Includes securities on loan with a value of $278,835,718 (see Note E). See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                         Statement of Operations
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2003

Investment Income
Interest ...............................      $  19,098,503
Dividends (net of foreign taxes withheld
   of $85,282) .........................         15,078,924       $  34,177,427
                                              -------------
Expenses
Advisory fee ...........................          5,309,457
Distribution fee--Class A ..............          1,215,436
Distribution fee--Class B ..............          4,181,192
Distribution fee--Class C ..............          1,345,755
Transfer agency ........................          2,737,032
Printing ...............................            369,335
Custodian ..............................            281,267
Administrative .........................            140,000
Registration ...........................            130,615
Audit and legal ........................            109,207
Directors' fees ........................             20,000
Miscellaneous ..........................             53,640
                                              -------------
Total expenses .........................         15,892,936
Less: expense offset arrangement
   (see Note B) ........................             (2,256)
                                              -------------
Net expenses ...........................                             15,890,680
                                                                  -------------
Net investment income ..................                             18,286,747
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized loss on investment
   transactions ........................                            (60,005,693)
Net change in unrealized
   appreciation/depreciation of:
   Investments .........................                            165,983,026
   Foreign currency denominated assets
     and liabilities ...................                                 (2,108)
                                                                  -------------
Net gain on investment and foreign
   currency transactions ...............                            105,975,225
                                                                  -------------
Net Increase in Net Assets
   from Operations .....................                          $ 124,261,972
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 21

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended            Year Ended
                                                      July 31,              July 31,
                                                        2003                  2002
                                                  ===============       ===============
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................      $    18,286,747       $    17,165,485
Net realized loss on investment and
   foreign currency transactions ...........          (60,005,693)          (44,258,546)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......          165,980,918          (112,137,230)
                                                  ---------------       ---------------
Net increase (decrease) in net assets
   from operations .........................          124,261,972          (139,230,291)
Dividends and Distributions to
Shareholders from
Net investment income
   Class A .................................           (9,118,870)           (7,882,556)
   Class B .................................           (7,018,785)           (6,222,056)
   Class C .................................           (2,242,635)           (2,241,178)
   Advisor Class ...........................           (2,372,287)             (841,709)
Net realized gain on investment transactions
   Class A .................................                   -0-           (7,747,354)
   Class B .................................                   -0-           (8,093,819)
   Class C .................................                   -0-           (3,001,449)
   Advisor Class ...........................                   -0-             (147,401)
Tax return of capital
   Class A .................................           (1,009,016)                   -0-
   Class B .................................             (776,639)                   -0-
   Class C .................................             (248,151)                   -0-
   Advisor Class ...........................             (262,497)                   -0-
Capital Stock Transactions
Net increase ...............................          165,685,849           503,215,928
                                                  ---------------       ---------------
Total increase .............................          266,898,941           327,808,115
Net Assets
Beginning of period ........................        1,002,857,869           675,049,754
                                                  ---------------       ---------------
End of period (including undistributed
   net investment income of $451,029
   at July 31, 2002) .......................      $ 1,269,756,810       $ 1,002,857,869
                                                  ===============       ===============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2003

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the "Fund"), formerly Alliance Balanced Shares, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 23

Notes to Financial Statements
--------------------------------------------------------------------------------

one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $140,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2003.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,700,151 for the year ended July 31, 2003.

For the year ended July 31, 2003, the Fund's expenses were reduced by $2,256 under an expense offset arrangement with AGIS.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 25

Notes to Financial Statements
--------------------------------------------------------------------------------

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), formerly Alliance Fund Distributors, Inc., a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $39,956 from the sales of Class A shares and received $22,185, $1,103,015 and $33,247 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2003.

Brokerage commissions paid on investment transactions for the year ended July 31, 2003, amounted to $1,333,103, of which $52,700 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,937,723 and $1,824,692, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2003, were as follows:

                                                   Purchases            Sales
                                                 ============       ============
Investment securities (excluding
   U.S. government securities) ...........       $457,751,099       $333,355,855
U.S. government securities ...............        306,162,326        310,567,107

At July 31, 2003, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost ................................................           $ 1,209,259,484
                                                                ===============
Gross unrealized appreciation .......................           $   134,333,719
Gross unrealized depreciation .......................               (35,818,253)
                                                                ---------------
Net unrealized appreciation .........................           $    98,515,466
                                                                ===============

1. Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 27

Notes to Financial Statements
--------------------------------------------------------------------------------

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2003, the Fund had loaned securities with a value of $278,835,718 and received cash collateral which was invested in short-term securities valued at $289,519,158 as


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

included in the footnotes to the accompanying portfolio of investments. For the year ended July 31, 2003, the Fund earned fee income of $177,292 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                     -------------------------------       ---------------------------------
                                 Shares                                 Amount
                     -------------------------------       ---------------------------------
                        Year Ended        Year Ended          Year Ended          Year Ended
                     July 31, 2003     July 31, 2002       July 31, 2003       July 31, 2002
--------------------------------------------------------------------------------------------
Class A
Shares sold             15,573,624        16,353,130       $ 213,741,476       $ 241,460,812
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            656,841           937,954           8,851,198          13,680,072
--------------------------------------------------------------------------------------------
Shares converted
  from Class B             635,696           637,162           8,572,412           9,585,523
--------------------------------------------------------------------------------------------
Shares redeemed         (9,689,505)       (6,681,636)       (130,876,465)        (96,368,065)
--------------------------------------------------------------------------------------------
Net increase             7,176,656        11,246,610       $ 100,288,621       $ 168,358,342
============================================================================================

Class B
Shares sold             12,919,357        18,945,274       $ 167,269,278       $ 267,643,098
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            485,794           823,750           6,245,526          11,512,051
--------------------------------------------------------------------------------------------
Shares converted
  to Class A              (665,956)         (677,768)         (8,572,412)         (9,585,523)
--------------------------------------------------------------------------------------------
Shares redeemed         (7,962,965)       (6,757,334)       (101,386,653)        (92,094,196)
--------------------------------------------------------------------------------------------
Net increase             4,776,230        12,333,922       $  63,555,739       $ 177,475,430
============================================================================================

Class C
Shares sold              3,475,971         5,536,890       $  45,360,422       $  78,742,675
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            133,310           253,844           1,718,628           3,558,209
--------------------------------------------------------------------------------------------
Shares redeemed         (3,175,658)       (2,569,148)        (40,635,603)        (35,470,136)
--------------------------------------------------------------------------------------------
Net increase               433,623         3,221,586       $   6,443,447       $  46,830,748
============================================================================================


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 29

Notes to Financial Statements
--------------------------------------------------------------------------------

                   -------------------------------      ---------------------------------
                                Shares                                Amount
                   -------------------------------      ---------------------------------
                       Year Ended       Year Ended         Year Ended          Year Ended
                    July 31, 2003    July 31, 2002      July 31, 2003       July 31, 2002
-----------------------------------------------------------------------------------------
Advisor Class
Shares sold             1,523,370        8,821,041       $ 20,590,293       $ 132,526,619
-----------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           190,466           61,830          2,558,987             876,232
-----------------------------------------------------------------------------------------
Shares redeemed        (2,072,068)      (1,614,910)       (27,751,238)        (22,851,443)
-----------------------------------------------------------------------------------------
Net increase
  (decrease)             (358,232)       7,267,961       $ (4,601,958)      $ 110,551,408
=========================================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2003.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended July 31, 2003 and July 31, 2002 were as follows:

                                                   2003                 2002
                                                ===========         ===========
Distributions paid from:
   Ordinary income ...................          $20,752,577         $17,187,499
   Long term capital gains ...........                   -0-         18,990,023
                                                -----------         -----------
Total taxable distributions ..........           20,752,577          36,177,522
   Tax return of capital .............            2,296,303                  -0-
                                                -----------         -----------
Total distributions paid .............          $23,048,880         $36,177,522
                                                ===========         ===========


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

As of July 31, 2003, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses and other losses ..........         $(109,853,869)(a)
Unrealized appreciation/(depreciation) ...............            98,505,520(b)
                                                               -------------
Total accumulated earnings/(deficit) .................         $ (11,348,349)
                                                               -------------

(a) On July 31, 2003, the Fund had net capital loss carryforward of $83,821,002 which expires in the year 2011. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2003, the Balanced Shares Fund deferred to August 1, 2003, post October capital losses of $26,015,261.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for premium and market discount.

During the current fiscal year, permanent differences, primarily due to tax return of capital and the different tax treatment of accretion of market discount and premiums on fixed income securities, resulted in a net decrease in distributions in excess of net investment income and an increase in accumulated net realized loss on investment and foreign currency transactions and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Alliance Capital Management L.P., ("Alliance Capital") the Fund's Adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance Capital has been providing full cooperation with respect to these investigations.

Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance Capital has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance Capital has suspended two of its employees, neither of which was a portfolio manager or officer of the Fund. Alliance Capital continues to review the facts and circumstances relevant to the SEC's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the Funds and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Fund and its shareholders, Alliance Capital intends to vigorously pursue its rights, and the rights of the Fund and its shareholders, if it is determined that such trading occurred. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund or Alliance Capital's results of operations or financial condition.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 31

Notes to Financial Statements
--------------------------------------------------------------------------------

Alliance Capital also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint"), was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance Capital; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); certain of the AllianceBernstein Mutual Funds, including the Fund, AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein mutual funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and (ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance Capital, and recovery of any fees paid in connection therewith. Alliance Capital is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of this action may have on the Fund or on Alliance Capital's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which all AllianceBernstein Funds are named as nominal defendants. Alliance Capital understands that additional lawsuits that are similar to these lawsuits have been filed, and believes that others may be filed, against Alliance Capital defendants and related parties.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                            Financial Highlights
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              ---------------------------------------------------------------------------------
                                                                                   Class A
                                              ---------------------------------------------------------------------------------
                                                                              Year Ended July 31,
                                              ---------------------------------------------------------------------------------
                                                  2003               2002(a)          2001             2000             1999
                                              ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ....................    $     13.26        $     15.96      $     15.53      $     15.63      $     15.97
                                              ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .................            .28                .35              .39              .40              .36
Net realized and unrealized
  gain (loss) on investment
  transactions ...........................           1.32              (2.35)            1.16              .49             1.29
                                              ---------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations ........................           1.60              (2.00)            1.55              .89             1.65
                                              ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income .................................           (.29)              (.34)            (.38)            (.35)            (.34)
Distributions from net realized
  gain on investment
  transactions............................             -0-              (.36)            (.74)            (.64)           (1.65)
Tax return of capital ....................           (.03)                -0-              -0-              -0-              -0-
                                              ---------------------------------------------------------------------------------
Total dividends and
  distributions ..........................           (.32)              (.70)           (1.12)            (.99)           (1.99)
                                              ---------------------------------------------------------------------------------
Net asset value,
  end of period ..........................    $     14.54        $     13.26      $     15.96      $     15.53      $     15.63
                                              =================================================================================
Total Return
Total investment return based
  on net asset value(c) ..................          12.29%            (12.91)%          10.42%            6.22%           11.44%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................    $   525,637        $   384,212      $   282,874      $   212,326      $   189,953
Ratio to average net assets of:
  Expenses ...............................           1.12%              1.10%            1.17%            1.12%            1.22%(d)
  Net investment income ..................           2.04%              2.36%            2.46%            2.62%            2.31%
Portfolio turnover rate ..................             62%                79%              63%              76%             105%

See footnote summary on page 37.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 33

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              ---------------------------------------------------------------------------------
                                                                                   Class B
                                              ---------------------------------------------------------------------------------
                                                                             Year Ended July 31,
                                              ---------------------------------------------------------------------------------
                                                  2003              2002(a)           2001             2000             1999
                                              ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ....................    $     12.68        $     15.31      $     14.96      $     15.11      $     15.54
                                              ---------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) .................            .17                .23              .26              .27              .23
Net realized and unrealized
  gain (loss) on investment
  transactions ...........................           1.26              (2.25)            1.12              .48             1.25
                                              ---------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations .............................           1.43              (2.02)            1.38              .75             1.48
                                              ---------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income .................................           (.22)              (.25)            (.29)            (.26)            (.26)
Distributions from net realized
  gain on investment
  transactions ...........................             -0-              (.36)            (.74)            (.64)           (1.65)
Tax return of capital ....................           (.02)                -0-              -0-              -0-              -0-
                                              ---------------------------------------------------------------------------------
Total dividends and
  distributions ..........................           (.24)              (.61)           (1.03)            (.90)           (1.91)
                                              ---------------------------------------------------------------------------------
Net asset value, end of period ...........    $     13.87        $     12.68      $     15.31      $     14.96      $     15.11
                                              =================================================================================
Total Return
Total investment return based
  on net asset value(c)  .................          11.44%            (13.53)%           9.63%            5.46%           10.56%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ........................    $   488,365        $   385,868      $   277,138      $   155,060      $   136,384
Ratio to average net assets of:
  Expenses ...............................           1.86%              1.84%            1.93%            1.86%            1.97%(d)
  Net investment income ..................           1.30%              1.61%            1.70%            1.88%            1.56%
Portfolio turnover rate ..................             62%                79%              63%              76%             105%

See footnote summary on page 37.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                            Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            ------------------------------------------------------------------------------------
                                                                                   Class C
                                            ------------------------------------------------------------------------------------
                                                                             Year Ended July 31,
                                            ------------------------------------------------------------------------------------
                                                2003                2002(a)           2001              2000             1999
                                            ------------------------------------------------------------------------------------
Net asset value,
  beginning of period .................     $     12.72         $     15.36       $     15.01       $     15.15      $     15.57
                                            ------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..............             .17                 .23               .26               .28              .24
Net realized and unrealized
  gain (loss) on investment
  transactions ........................            1.27               (2.26)             1.12               .48             1.25
                                            ------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..........................            1.44               (2.03)             1.38               .76             1.49
                                            ------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ..............................            (.22)               (.25)             (.29)             (.26)            (.26)
Distributions from net realized
  gain on investment
  transactions ........................              -0-               (.36)             (.74)             (.64)           (1.65)
Tax return of capital .................            (.02)                 -0-               -0-               -0-              -0-
                                            ------------------------------------------------------------------------------------
Total dividends and
  distributions .......................            (.24)               (.61)            (1.03)             (.90)           (1.91)
                                            ------------------------------------------------------------------------------------
Net asset value, end of period ........     $     13.92         $     12.72       $     15.36       $     15.01      $     15.15
                                            ====================================================================================
Total Return
Total investment return based
  on net asset value(c)  ..............           11.49%             (13.55)%            9.59%             5.52%           10.60%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................     $   150,188         $   131,761       $   109,592       $    65,214      $    63,517
Ratio to average net assets of:
  Expenses ............................            1.85%               1.84%             1.93%             1.86%            1.96%(d)
  Net investment income ...............            1.32%               1.61%             1.71%             1.88%            1.57%
Portfolio turnover rate ...............              62%                 79%               63%               76%             105%

See footnote summary on page 37.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 35

Financial Highlights
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                -------------------------------------------------------------------------------
                                                                                  Advisor Class
                                                -------------------------------------------------------------------------------
                                                                                Year Ended July 31,
                                                -------------------------------------------------------------------------------
                                                    2003              2002(a)           2001            2000            1999
                                                -------------------------------------------------------------------------------
Net asset value,
  beginning of period .....................     $     13.28       $     15.98       $     15.54     $     15.64     $     15.98
                                                -------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ..................             .32               .37               .44             .43             .39
Net realized and unrealized
  gain (loss) on investment
  transactions ............................            1.32             (2.34)             1.16             .50            1.29
                                                -------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..............................            1.64             (1.97)             1.60             .93            1.68
                                                -------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ..................................            (.32)             (.37)             (.42)           (.39)           (.37)
Distributions from net realized
  gain on investment
  transactions ............................              -0-             (.36)             (.74)           (.64)          (1.65)
Tax return of capital .....................            (.04)               -0-               -0-             -0-             -0-
                                                -------------------------------------------------------------------------------
Total dividends and
  distributions ...........................            (.36)             (.73)            (1.16)          (1.03)          (2.02)
                                                -------------------------------------------------------------------------------
Net asset value, end of period ............     $     14.56       $     13.28       $     15.98     $     15.54     $     15.64
                                                ===============================================================================
Total Return
Total investment return based
  on net asset value(c)  ..................           12.57%           (12.67)%           10.75%           6.48%          11.71%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .........................     $   105,567       $   101,017       $     5,446     $     2,943     $     2,627
Ratio to average net assets of:
  Expenses ................................             .83%              .85%              .91%            .86%            .97%(d)
  Net investment income ...................            2.36%             2.79%             2.75%           2.88%           2.56%
Portfolio turnover rate ...................              62%               79%               63%             76%            105%

See footnote summary on page 37.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights
--------------------------------------------------------------------------------

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                              Year Ended July 31,
                              -------------------
                                     1999
                              -------------------
  Class A...............             1.21%
  Class B...............             1.96%
  Class C...............             1.94%
  Advisor Class.........              .96%


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 37

Report of Independent Auditors
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of AllianceBernstein Balanced Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Balanced Shares, Inc., formally Alliance Balanced Shares, Inc., (the "Fund") at July 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 12, 2003, except for
Note I which is as of October 9, 2003.

TAX INFORMATION (unaudited)

For the fiscal year ended July 31, 2003 certain dividends paid by the Portfolio may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Portfolio designates a maximum amount of $10,067,038 as qualified dividend income, which is taxed at a maximum rate of 15%. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2003. Complete information will be computed and reported in conjunction with your 2003 Form 1099-DIV.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                              Board of Directors
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
John J. Kelley, Vice President
Susanne M. Lent, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Auditors

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 39

Management of the Fund
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS
                                                                           IN FUND          OTHER
  NAME, ADDRESS,                          PRINCIPAL                        COMPLEX      DIRECTORSHIPS
 AGE OF DIRECTOR,                       OCCUPATION(S)                    OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS                  DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

John D. Carifa, **, 58      President, Chief Operating Officer                116            None
1345 Avenue of the          and a Director of Alliance Capital
Americas                    Management Corporation ("ACMC"),
New York, NY 10105          with which he has been associated
(16)                        with since prior to 1998.


DISINTERESTED DIRECTORS

Ruth Block, #+, 72          Formerly an Executive Vice                         97            None
P.O. Box 4623               President and Chief Insurance
Stamford, CT 06903          Officer of The Equitable Life
(17)                        Assurance Society of the United
                            States; Chairman and Chief
                            Executive Officer of Evlico.
                            Formerly a Director of Avon, BP
                            Amoco Corporation (oil and gas),
                            Ecolab Incorporated (specialty
                            chemicals), Tandem Financial Group
                            and Donaldson, Lufkin & Jenrette
                            Securities Corporation. Formerly
                            Governor at Large National
                            Association of Securities Dealers,
                            Inc.

David H. Dievler, #+, 73    Independent Consultant. Until                     101            None
P.O. Box 167                December 1994, Senior Vice
Spring Lake, NJ 07762       President of ACMC responsible for
(16)                        mutual fund administration. Prior
                            to joining ACMC in 1984, Chief
                            Financial Officer of Eberstadt
                            Asset Management since 1968. Prior
                            to that, Senior Manager at Price
                            Waterhouse & Co. Member of the
                            American Institute of Certified
                            Public Accountants since 1953.

John H. Dobkin, #+, 61      Consultant. Formerly a President                   98            None
P.O. Box 12                 of Save Venice, Inc. from
Annandale, NY 12504         2001-2002, Senior Advisor from
(11)                        June 1999-June 2000 and President
                            of Historic Hudson Valley from
                            December 1989-May 1999.
                            Previously, Director of the
                            National Academy of Design and
                            during 1988-1992, Director and
                            Chairman of the Audit Committee of
                            ACMC.


--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN BALANCED SHARES

                                                          Management of the Fund
--------------------------------------------------------------------------------

                                                                         PORTFOLIOS
                                                                           IN FUND          OTHER
  NAME, ADDRESS,                          PRINCIPAL                        COMPLEX      DIRECTORSHIPS
 AGE OF DIRECTOR,                       OCCUPATION(S)                    OVERSEEN BY       HELD BY
(YEARS OF SERVICE*)                  DURING PAST 5 YEARS                  DIRECTOR        DIRECTOR
-----------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr., #+,  Investment Adviser and Independent                113            None
71                          Consultant. Formerly Senior
2 Sound View Drive          Manager of Barrett Associates,
Suite 100                   Inc., a registered investment
Greenwich, CT 06830         adviser, with which he had been
(11)                        associated since prior to 1998.
                            Formerly Deputy Comptroller of the
                            State of New York and, prior
                            thereto, Chief Investment Officer
                            of the New York Bank for Savings.

Clifford L. Michel, #+, 64  Senior Counsel of the law firm of                  97      Placer Dome, Inc.
15 St. Bernard's Road       Cahill Gordon & Reindel since
Gladstone, NJ 07934         February 2001 and a partner of
(14)                        that firm for more than
                            twenty-five years prior thereto.
                            President and Chief Executive
                            Officer of Wenonah Development
                            Company (investments) and a
                            Director of Placer Dome, Inc.
                            (mining).

Donald J. Robinson, #+,     Senior Counsel of the law firm of                  96            None
69                          Orrick, Herrington & Sutcliffe LLP
98 Hell's Peak Road         since prior to 1998. Formerly a
Weston, VT 05161            senior partner and a member of the
(17)                        Executive Committee of that firm.
                            Formerly a member and Chairman of
                            the Municipal Securities
                            Rulemaking Board and a Trustee of
                            the Museum of the City of New
                            York.

*     There is no stated term of office for the Fund's directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 41

Management of the Fund
--------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

    NAME,                       POSITION(S)               PRINCIPAL OCCUPATION
ADDRESS* AND AGE               HELD WITH FUND             DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------
John D. Carifa, 58          Chairman & President     See biography above.

Paul C. Rissman, 46         Senior Vice President    Senior Vice President of ACMC,
                                                     with which he has been associated
                                                     since prior to 1998.

Thomas J. Bardong, 58       Vice President           Senior Vice President of ACMC,
                                                     with which he has been associated
                                                     since prior to 1998.

Frank V. Caruso, 46         Vice President           Senior Vice President of ACMC,
                                                     with which he has been associated
                                                     since prior to 1998.

John J. Kelley, 43          Vice President           Senior Vice President of ACMC,
                                                     with which he has been associated
                                                     since prior to 1998.

Susanne M. Lent, 33         Vice President           Senior Vice President of ACMC,
                                                     with which she has been associated
                                                     since prior to 1998.

Edmund P. Bergan, Jr., 53   Secretary                Senior Vice President and General
                                                     Counsel of AllianceBernstein
                                                     Investment Research and
                                                     Management, Inc. ("ABIRM") and
                                                     Alliance Global Investor Services,
                                                     Inc. ("AGIS"), with which he has
                                                     been associated since prior to
                                                     1998.

Mark D. Gersten, 52         Treasurer and Chief
                            Financial Officer        Senior Vice President of AGIS and
                                                     Vice President of ACMC, with which
                                                     he has been associated since prior
                                                     to 1998.

Vincent S. Noto, 38         Controller               Vice President of AGIS, with which
                                                     he has been associated since prior
                                                     to 1998.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, ABIRM and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN BALANCED SHARES

                                               AllianceBernstein Family of Funds
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy
Wealth Appreciation
Wealth Preservation
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation
Tax-Managed Wealth Preservation

U.S. Growth Funds

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Quasar Fund
Select Investor Series Biotechnology Portfolio
Select Investor Series Premier Portfolio
Select Investor Series Technology Portfolio
Technology Fund

U.S. Value Funds

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Blended Style Series

U.S. Large Cap Portfolio

Global & International Growth Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Global & International Value Funds

Global Value Fund
International Value Fund

Bond Funds

Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

Intermediate California
Intermediate Diversified
Intermediate New York
Arizona
California
Insured California
Insured National
Florida
Massachusetts
Michigan
Minnesota
National
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

AllianceBernstein also offers AllianceBernstein Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

To obtain a prospectus for any AllianceBernstein fund, call your investment professional, or call AllianceBernstein at (800) 227-4618 or visit our web site at www.alliancebernstein.com.


--------------------------------------------------------------------------------
                                          ALLIANCEBERNSTEIN BALANCED SHARES o 43

NOTES
--------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

[LOGO] AllianceBernstein(SM)
       Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

BALAR0703



ITEM 2.  CODE OF ETHICS.


(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's Board of Directors has determined that independent directors Messrs. David H. Dievler and William H. Foulk qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

    Exhibit No.       DESCRIPTION OF EXHIBIT


    10 (a) (1)        Code of ethics that is subject to the disclosure of Item 2 hereof

    10 (b) (1)        Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

    10 (b) (2)        Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

    10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date:  October 9, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/John D. Carifa
         ---------------------------------
         John D. Carifa
         President


Date:  October 9, 2003


By:      /s/Mark D. Gersten
         -------------------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer


Date:  October 9, 2003